UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS International Select Equity Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

19 Portfolio Summary

21 Investment Portfolio

25 Financial Statements

29 Financial Highlights

35 Notes to Financial Statements

43 Summary of Management Fee Evaluation by Independent Fee Consultant

48 Account Management Resources

50 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to US and foreign stock market risk. Investing in foreign securities and securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B, C, R and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.45%, 2.23%, 2.18%, 1.52% and 1.04% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS International Select Equity Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS International Select Equity Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares prior to their inception on February 28, 2001 and for Class R shares prior to inception on July 1, 2003 are derived from the historical performance of Institutional Class shares of the predecessor Fund's original share class during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS International Select Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-9.41%	2.27%	17.73%	19.90%	11.47%
Class B	-9.73%	1.49%	16.86%	19.02%	10.57%
Class C	-9.66%	1.57%	16.88%	19.03%	10.57%
Class R	-9.50%	2.32%	17.54%	19.67%	11.19%
Institutional Class	-9.16%	2.71%	18.16%	20.28%	11.75%
MSCI EAFE Index+	-9.21%	-1.78%	16.25%	20.42%	6.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 4/30/08	$ 10.36	$ 10.00	$ 10.01	$ 10.08	$ 10.09
10/31/07	$ 14.53	$ 14.10	$ 14.11	$ 14.19	$ 14.26
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .07	$ —	$ —	$ .03	$ .13
Capital Gain Distributions	$ 2.84	$ 2.84	$ 2.84	$ 2.84	$ 2.84
Institutional Class Lipper Rankings — International Large-Cap Core Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	45	of	204	22
3-Year	28	of	178	16
5-Year	32	of	164	20
10-Year	1	of	93	2

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Select Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS International Select Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,639	$15,381	$23,356	$27,928
	Average annual total return	-3.61%	15.43%	18.49%	10.82%
Class B	Growth of $10,000	$9,910	$15,771	$23,780	$27,308
	Average annual total return	-.90%	16.40%	18.92%	10.57%
Class C	Growth of $10,000	$10,157	$15,966	$23,890	$27,319
	Average annual total return	1.57%	16.88%	19.03%	10.57%
Class R	Growth of $10,000	$10,232	$16,241	$24,547	$28,875
	Average annual total return	2.32%	17.54%	19.67%	11.19%
MSCI EAFE Index+	Growth of $10,000	$9,822	$15,709	$25,323	$19,061
	Average annual total return	-1.78%	16.25%	20.42%	6.66%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS International Select Equity Fund — Institutional Class [] MSCI EAFE Index+

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS International Select Equity Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,027,100	$1,649,900	$2,517,600	$3,036,400
	Average annual total return	2.71%	18.16%	20.28%	11.75%
MSCI EAFE Index+	Growth of $1,000,000	$982,200	$1,570,900	$2,532,300	$1,906,100
	Average annual total return	-1.78%	16.25%	20.42%	6.66%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.22% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

On July 10, 2006, the fund was reorganized from DWS International Select Equity Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS International Select Equity Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 28, 2005 are derived from the historical performance of Institutional Class shares of DWS International Select Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/08
DWS International Select Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-9.23%	2.65%	18.06%	20.12%	11.57%
MSCI EAFE Index+	-9.21%	-1.78%	16.25%	20.42%	6.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 10.08
10/31/07	$ 14.25
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .12
Capital Gain Distributions	$ 2.84
Class S Lipper Rankings — International Large-Cap Core Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	48	of	204	24
3-Year	31	of	178	18

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Select Equity Fund — Class S [] MSCI EAFE Index+

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS International Select Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,265	$16,455	$25,012	$29,896
	Average annual total return	2.65%	18.06%	20.12%	11.57%
MSCI EAFE Index+	Growth of $10,000	$9,822	$15,709	$25,323	$19,061
	Average annual total return	-1.78%	16.25%	20.42%	6.66%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 905.90	$ 902.70	$ 903.40	$ 905.00	$ 907.70	$ 908.40
Expenses Paid per $1,000*	$ 6.49	$ 10.22	$ 9.89	$ 7.48	$ 4.60	$ 4.37
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,018.05	$ 1,014.12	$ 1,014.47	$ 1,017.01	$ 1,020.04	$ 1,020.29
Expenses Paid per $1,000*	$ 6.87	$ 10.82	$ 10.47	$ 7.92	$ 4.87	$ 4.62
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS International Select Equity Fund	1.37%	2.16%	2.09%	1.58%	.97%	.92%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS International Select Equity Fund's strategy and the market environment during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio co-managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the international stock markets perform during the six-month period?

A: International equities lost ground during the past six months, reflecting concerns that the problems in the US housing, credit, and banking sectors are beginning to spill over to the broader world economy. As was the case in the US market, this led to underperformance for the types of stocks most vulnerable to these issues: financial, real estate, and consumer shares. At the same time, however, investors were encouraged by the continued strength in worldwide economic growth relative to the United States. In addition, the persistent strength in major global currencies relative to the US dollar provided a further boost to returns for US investors during the past six months.1 The result was that while international equities lost ground for the period, the asset class nonetheless outperformed the US market. During the past six months, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index — the fund's benchmark — returned -9.21%, compared with -9.64% for the Standard & Poor's 500 ® (S&P 500) Index.2,3 This continues a longstanding trend of outperformance for the international markets, as reflected by the fact that the MSCI EAFE is well ahead of the S&P 500 for the three-, five-, and ten-year periods.

1 When the fund buys shares traded on foreign exchanges, it must first convert its US dollars into foreign currencies. As a result, a decline in the dollar — and corresponding rise in the value of foreign currencies — increases the value of its investments.
2 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
3 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares for the six months ended April 30, 2008, was -9.41%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for complete performance information.)

The fund slightly lagged the -9.21% return of its benchmark, the MSCI EAFE Index, but outperformed the -10.12% average return of the funds in its Lipper peer group — International Large-Cap Core Funds.4 The fund's return has also outpaced the benchmark over the one- and three-year periods, and it has bested the peer group average over the three- and five-year intervals.

4 The Lipper International Large-Cap Core Funds category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-US Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

We believe an important factor in the fund's outperformance of its peer group during the past six months is its focus on companies that can perform well independent of broader economic cycles. We look for companies with competitive advantages, superior pricing power, and strong long-term earnings growth. At a time when economic growth is slowing and profit margins are under pressure, companies with favorable independent growth prospects and the ability to raise prices have been rewarded by the market. We believe our focus on such companies is a key component in the fund's outperformance not just during the past six months, but over the longer-term as well.

Q: In what sectors did the fund generate the best performance?

A: We generated the largest margin of outperformance in the materials sector. Here, we added value through positions in two companies benefiting from the strong performance of agricultural stocks: Potash Corp. of Saskatchewan and Russia's Uralkali. The rapid growth in global food consumption, along with the rising demand for ethanol, is prompting farmers to use fertilizers in order to boost crop yields. As investors grow increasingly aware of this important trend, stocks of fertilizer- and agriculture-related companies have surged. Also performing well was a position in the UK-based mining company Xstrata PLC, which entered into negotiations to sell itself to Brazil's Companhia do Vale Rio Doce SA.

In the health care sector, an outstanding performer was the Swiss company Lonza Group AG. Formerly a chemical company, Lonza sold off its low-margin business lines to focus its operations on being a contract drug manufacturer for small pharmaceutical and biotechnology companies. By redeploying assets to this high-return business, Lonza's management has helped spark a turnaround in the company's stock price.

Our stock selection was also strong in the industrials sector, where Egypt's Orascom Construction Industries was helped by both the surging Middle Eastern economy and the company's decision to refocus its operations by selling off a major subsidiary and returning the majority of the proceeds to shareholders. The company also has a fertilizer business, making it a beneficiary of the boom in global agriculture. A top 10 holding in the fund, Orascom rose over 50% during the reporting period.

Q: In what areas did the fund underperform?

A: The fund's largest performance shortfall relative to the benchmark occurred in the financial sector. While the fund gained a benefit from being underweight in this poor-performing group, this was more than offset by weak stock selection.5 Among the largest detractors was Bank of Cyprus, which was hurt when the interest rate at which it borrows rose faster than the rate at which it lends; and Fortis, which struggled when subprime-related losses forced the bank to raise fresh capital — a surprising development for investors. In the UK, financial stocks were hurt by the same mortgage and housing-related difficulties that weighed on their US-based counterparts. This led to a decline in the fund's position in 3i Group PLC, despite a lack of company-specific difficulties. The fund continues to hold 3i, but Fortis and Bank of Cyprus have both been sold.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The consumer discretionary sector was also a source of weakness due to the poor performance of both Porsche Automobil Holding SE and Suzuki Motor Corp. However, this was offset to some extent by the continued gain in Nokian Renkaat oyj, the Finnish tire manufacturer that is benefiting from its expansion into Russia and the emerging markets.

Japan also proved to be a source of underperformance for the fund. In addition to Suzuki, performance was impacted by positions in Sumitomo Heavy Industries Ltd., which was hurt by the slowing Japanese economy and the rising value of the yen, and Mitsui Fudosan Holdings, the real estate company that was pressured by the softening of the country's property market. Both have been sold from the fund.

Q: What notable changes have been made to the portfolio in recent months?

A: We have been taking advantage of market volatility to establish positions in reasonably-valued companies that have strong franchises, a distinct competitive advantage and the ability to execute in any economic environment. Among our notable additions during the period was Potash Corp. of Saskatchewan, Inc. In January, the broad-based market sell-off caused the stock to fall from about $150 to $105 in just a matter of days. This afforded an opportunity to purchase discounted shares in a company benefiting from both increasing production capacity and the rising price of potash (a key component in fertilizers). The stock subsequently rebounded to over $210 in mid-April before falling back to the mid $180s by the close of the reporting period. In our view, this represents an excellent example of how market volatility can be used to take advantage of individual stock opportunities.

We also capitalized on the market sell-off of early 2008 by buying shares in the Brazilian energy company Petroleo Brasileiro SA ("Petrobras"). The purchase was based on the company's strong production growth and our belief that its exploration activities will continue to result in new discoveries. This view was quickly born out in mid-April when Petrobras announced a discovery in the Carioca field, located in the deepwater Santos Basin off Brazil's southeastern coast. This field, which is near another major field discovered by Petrobras in November, may hold as much as 33 billion barrels of oil. With this as the backdrop, the company's shares rose from $52.89, split-adjusted, at the time of our purchase in March to $60.71 by the close of the period.

A third addition of note was ICICI Bank Ltd., India's second largest bank. The stock sold off sharply on short-term concerns, bringing it 40% below its previous high. Viewing this as an excellent opportunity to purchase shares in one of India's premier franchises, we took advantage of the sell-off to establish a position at what we believed was a compelling valuation level.

While not the only additions to the portfolio during the past six months, we believe these stocks help illustrate the opportunities available for those willing to use short-term market volatility to establish long-term positions.

Q: How do you see the overall market environment affecting the fund in the months ahead?

A: While the global markets recovered nicely in the final six weeks of the reporting period, our overall outlook remains cautious. Still, we believe the international markets offer a wealth of opportunities for those, such as us, who focus on individual stock selection. The global economy, and in particular the developing world, continues to experience healthy growth even as the US economy slows. What's more, valuations in many regions are compelling. Many countries in Europe, for example, are trading at price-to-earnings ratios not seen since the early 1990s. Asia and the emerging markets are more expensive, yet many individual companies remain attractively valued relative to their growth rates. We believe this provides an excellent environment to find the type of undervalued, fundamentally sound companies in which we seek to invest.

Portfolio Summary

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/08	10/31/07

Continental Europe	51%	54%
United Kingdom	18%	18%
Japan	14%	16%
Asia (excluding Japan)	8%	5%
Latin America	5%	3%
Canada	2%	2%
Australia	2%	2%
	100%	100%
Sector Diversification (As a % of Common, Preferred Stocks and Participatory Notes)	4/30/08	10/31/07

Financials	24%	27%
Industrials	16%	21%
Materials	14%	7%
Consumer Discretionary	10%	17%
Energy	8%	7%
Telecommunication Services	7%	5%
Health Care	7%	3%
Information Technology	6%	5%
Utilities	4%	2%
Consumer Staples	4%	6%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2008 (26.7% of Net Assets)	Country	Percent
1. AMEC PLC Conducts engineering, construction and property investment	United Kingdom	3.9%
2. Nokian Renkaat Oyj Develops, manufactures and markets tires	Finland	3.3%
3. Telefonica SA Provider of telecommunication services	Spain	2.9%
4. Canon, Inc. Provider of visual image and information equipment	Japan	2.7%
5. Bayer AG Produces and markets health care products	Germany	2.5%
6. Uralkali Extracts, enriches, processes and sells potassium and titanium salts	Russia	2.4%
7. 3i Group PLC An international venture capital company	United Kingdom	2.3%
8. Mitsubishi Corp. Operator of a general trading company	Japan	2.3%
9. Lonza Group AG Producer of chemicals and plastics	Switzerland	2.2%
10. Potash Corp. of Saskatchewan, Inc. Produces potash, phosphate and nitrogen for the agricultural and industrial industries worldwide	Canada	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 93.8%
Australia 1.8%
Leighton Holdings Ltd. (a) (Cost $3,823,038)	102,600	4,531,633
Austria 1.8%
Erste Bank der oesterreichischen Sparkassen AG	26,751	1,991,720
Wienerberger AG	44,337	2,561,999
(Cost $4,228,089)		4,553,719
Belgium 1.2%
KBC Groep NV* (a) (Cost $2,630,417)	21,100	2,845,755
Brazil 2.7%
Banco Bradesco SA (ADR) (Preferred) (a)	178,950	4,040,691
Petroleo Brasileiro SA (ADR)	21,500	2,610,530
(Cost $5,912,133)		6,651,221
Canada 2.2%
Potash Corp. of Saskatchewan, Inc. (Cost $3,896,891)	29,600	5,448,857
China 1.6%
China Infrastructure Machinery Holdings Ltd. (Cost $4,861,573)	3,545,000	4,016,567
Denmark 2.6%
Carlsberg AS "B"	23,900	3,184,859
Novo Nordisk AS "B"	48,500	3,335,655
(Cost $6,408,716)		6,520,514
Finland 4.2%
Nokia Oyj	75,400	2,269,662
Nokian Renkaat Oyj (a)	189,750	8,075,314
(Cost $6,435,194)		10,344,976
France 3.2%
BNP Paribas	27,066	2,915,942
Societe Generale	42,693	4,979,684
(Cost $7,167,667)		7,895,626
Germany 9.4%
Bayer AG (a)	72,527	6,182,900
Deutsche Boerse AG	25,400	3,714,918
E.ON AG (a)	25,902	5,267,892
Gerresheimer AG*	73,125	4,085,979
Linde AG	28,500	4,176,576
(Cost $16,531,756)		23,428,265
Greece 0.9%
National Bank of Greece SA (Cost $1,630,944)	39,000	2,162,109
Hong Kong 3.1%
Esprit Holdings Ltd.	343,500	4,237,506
Wharf Holdings Ltd.	708,000	3,566,527
(Cost $7,173,248)		7,804,033
India 2.5%
Bharti Airtel Ltd.*	219,009	4,854,366
ICICI Bank Ltd.	63,700	1,381,078
(Cost $6,425,901)		6,235,444
Italy 2.0%
Intesa Sanpaolo (Cost $4,750,324)	673,100	5,029,317
Japan 13.0%
Canon, Inc.	134,550	6,737,325
Japan Tobacco, Inc.	262	1,270,975
Komatsu Ltd.	174,000	5,318,707
Mitsubishi Corp.	176,100	5,699,007
Nintendo Co., Ltd.	9,700	5,375,738
Suzuki Motor Corp.	182,000	4,638,277
Terumo Corp.	66,800	3,308,765
(Cost $28,265,214)		32,348,794
Kazakhstan 1.1%
KazMunaiGas Exploration Production (GDR) 144A (Cost $1,624,083)	92,600	2,722,440
Mexico 2.6%
America Movil SAB de CV "L" (ADR)	66,600	3,860,136
Grupo Financiero Banorte SAB de CV "O"	608,100	2,684,887
(Cost $6,170,776)		6,545,023
Norway 2.2%
StatoilHydro ASA (Cost $4,082,606)	148,000	5,332,012
Qatar 0.0%
United Development Co.* (Cost $67,690)	4,650	73,695
Russia 5.6%
Gazprom (ADR) (b)	77,250	4,101,337
Gazprom (ADR) (b)	19,900	1,058,680
Sberbank*	877,338	2,841,313
Uralkali (GDR) 144A*	110,600	5,894,980
(Cost $11,614,729)		13,896,310
Spain 4.8%
Iberdrola SA	312,813	4,575,824
Telefonica SA	249,771	7,245,770
(Cost $9,728,163)		11,821,594
Switzerland 8.3%
Compagnie Financiere Richemont SA "A" (Unit)	43,751	2,656,867
Lonza Group AG (Registered)	40,990	5,588,457
Nestle SA (Registered)	9,422	4,513,769
Roche Holding AG (Genusschein)	20,049	3,338,547
Xstrata PLC	59,493	4,620,971
(Cost $15,402,961)		20,718,611
United Kingdom 17.0%
3i Group PLC	337,053	5,723,351
AMEC PLC	619,863	9,721,057
Babcock International Group PLC	258,783	3,022,613
BG Group PLC	172,952	4,205,456
HSBC Holdings PLC (Registered)	297,300	5,180,980
Intertek Group PLC	127,507	2,449,105
Prudential PLC	293,917	4,003,578
Standard Chartered PLC	106,485	3,772,990
Vedanta Resources PLC	92,774	4,088,340
(Cost $39,495,121)		42,167,470
Total Common Stocks (Cost $198,327,234)		233,093,985

Preferred Stocks 1.6%
Germany
Porsche Automobil Holding SE (Cost $2,089,964)	21,786	3,984,515

Participatory Notes 0.5%
Merrill Lynch Pioneers Index (issuer Merrill Lynch International), Expiration Date 2/1/2010* (Cost $1,102,384)	11,100	1,087,245

Securities Lending Collateral 5.7%
Daily Assets Fund Institutional, 2.88% (c) (d) (Cost $14,046,331)	14,046,331	14,046,331

Cash Equivalents 3.7%
Cash Management QP Trust, 2.54% (c) (Cost $9,259,192)	9,259,192	9,259,192
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $224,825,105)+	105.3	261,471,268
Other Assets and Liabilities, Net	(5.3)	(13,057,236)
Net Assets	100.0	248,414,032
* Non-income producing security
+ The cost for federal income tax purposes was $225,474,405. At April 30, 2008, net unrealized appreciation for all securities based on tax cost was $35,996,863. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,811,077 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,814,214.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2008 amounted to $13,381,793 which is 5.4% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $201,519,582) — including $13,381,793 of securities loaned	$ 238,165,745
Investment in Daily Assets Fund Institutional (cost $14,046,331)*	14,046,331
Investment in Cash Management QP Trust (cost $9,259,192)	9,259,192
Total investments, at value (cost $224,825,105)	261,471,268
Foreign currency, at value (cost $1,208,599)	1,212,958
Receivable for investments sold	6,369,047
Receivable for Fund shares sold	278,110
Dividends receivable	456,677
Interest receivable	62,950
Foreign taxes recoverable	369,516
Other assets	82,781
Total assets	270,303,307
Liabilities
Cash overdraft	2,115,058
Payable upon return of securities loaned	14,046,331
Payable for investments purchased	5,307,518
Payable for Fund shares redeemed	85,352
Accrued management fee	108,634
Other accrued expenses and payables	226,382
Total liabilities	21,889,275
Net assets, at value	$ 248,414,032
Net Assets Consist of
Undistributed net investment income	3,645,655
Net unrealized appreciation (depreciation) on: Investments	36,646,163
Foreign currency	63,772
Accumulated net realized gain (loss)	(10,522,708)
Paid-in capital	218,581,150
Net assets, at value	$ 248,414,032
* Represents collateral on securities loaned.
Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($89,172,134 ÷ 8,605,656 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.36
Maximum offering price per share (100 ÷ 94.25 of $10.36)	$ 10.99

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,164,377 ÷ 1,016,174 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.00

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,110,341 ÷ 1,609,748 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.01

Class R

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($509,775 ÷ 50,562 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.08
Class S Net Asset Value, offering and redemption price(a) per share ($45,815,092 ÷ 4,543,682 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.08

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($86,642,313 ÷ 8,585,346 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.09
(a) Redemption price per share for shares held less than 15 daysis equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $189,136)	$ 4,908,486
Interest	59,663
Interest — Cash Management QP Trust	143,815
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	96,093
Total Income	5,208,057
Expenses: Management fee	880,772
Administration fee	125,835
Distribution and service fees	236,887
Services to shareholders	200,516
Custodian fee	162,792
Professional fees	51,180
Trustees' fees and expenses	6,332
Reports to shareholders	47,749
Registration fees	37,437
Other	16,822
Total expenses before expense reductions	1,766,322
Expense reductions	(234,624)
Total expenses after expense reductions	1,531,698
Net investment income (loss)	3,676,359
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(10,051,360)
Foreign currency	(218,855)
Payments by affiliates (see Note F)	382,474
(9,887,741)
Change in net unrealized appreciation (depreciation) on: Investments	(21,480,070)
Foreign currency	11,844
(21,468,226)
Net gain (loss)	(31,355,967)
Net increase (decrease) in net assets resulting from operations	$ (27,679,608)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income (loss)	$ 3,676,359	$ 3,017,850
Net realized gain (loss)	(9,887,741)	61,602,121
Change in net unrealized appreciation (depreciation)	(21,468,226)	5,620,552
Net increase (decrease) in net assets resulting from operations	(27,679,608)	70,240,523
Distributions to shareholders from: Net investment income: Class A	(492,544)	(2,683,759)
Class B	—	(259,411)
Class C	—	(376,153)
Class R	(1,228)	(12,732)
Class S	(488,982)	(1,495,440)
Institutional Class	(899,080)	(3,783,972)
Net realized gains: Class A	(19,678,787)	(10,880,494)
Class B	(2,343,447)	(1,429,910)
Class C	(3,790,671)	(2,110,414)
Class R	(111,077)	(57,573)
Class S	(11,715,195)	(5,821,917)
Institutional Class	(19,988,702)	(14,348,791)
Total distributions	(59,509,713)	$ (43,260,566)
Fund share transactions: Proceeds from shares sold	62,153,803	84,504,728
Reinvestment of distributions	50,999,290	37,936,008
Cost of shares redeemed	(64,684,249)	(131,343,723)
Redemption fees	1,700	5,390
Net increase (decrease) in net assets from Fund share transactions	48,470,544	(8,897,597)
Increase (decrease) in net assets	(38,718,777)	18,082,360
Net assets at beginning of year	287,132,809	269,050,449
Net assets at end of period (including undistributed net investment income of $3,645,655 and $1,851,130, respectively)	$ 248,414,032	$ 287,132,809

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.53	$ 13.15	$ 11.28	$ 10.21	$ 9.08	$ 7.56
Income (loss) from investment operations: Net investment income (loss)[b]	.15[c]	.14	.16[h]	.17[e]	.06	.09
Net realized and unrealized gain (loss)	(1.41)	3.47	2.51	1.72	1.18	1.45
Total from investment operations	(1.26)	3.61	2.67	1.89	1.24	1.54
Less distributions from: Net investment income	(.07)	(.44)	—	(.47)	(.11)	(.02)
Net realized gains	(2.84)	(1.79)	(.80)	(.35)	—	—
Total distributions	(2.91)	(2.23)	(.80)	(.82)	(.11)	(.02)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.36	$ 14.53	$ 13.15	$ 11.28	$ 10.21	$ 9.08
Total Return (%)[d]	(9.41)g,i**	31.76[g]	23.64[g]	18.65	13.77	20.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	89	101	80	193	484	360
Ratio of expenses before expense reductions (%)	1.51*	1.45	1.41	1.33	1.36	1.33
Ratio of expenses after expense reductions (%)	1.37*	1.36	1.37	1.33	1.36	1.33
Ratio of net investment income (%)	2.77c*	1.08	1.30[h]	1.58	.62	1.12
Portfolio turnover rate (%)	76**	119	140[f]	122[f]	138	160
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.13 per share and 1.16% of average daily net assets, respectively.
[d] Total return does not reflect the effect of any sales charges.
[e] Net investment income per share includes non-recurring dividend income amounting to $.05 per share.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[g] Total return would have been lower had certain expenses not been reduced.
[h] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.
[i] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (9.56%).
* Annualized ** Not annualized *** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.10	$ 12.80	$ 11.08	$ 9.97	$ 8.87	$ 7.42
Income (loss) from investment operations: Net investment income (loss)[b]	.11[c]	.04	.07[h]	.07[e]	(.01)	.03
Net realized and unrealized gain (loss)	(1.37)	3.38	2.45	1.70	1.15	1.42
Total from investment operations	(1.26)	3.42	2.52	1.77	1.14	1.45
Less distributions from: Net investment income	—	(.33)	—	(.31)	(.04)	—
Net realized gains	(2.84)	(1.79)	(.80)	(.35)	—	—
Total distributions	(2.84)	(2.12)	(.80)	(.66)	(.04)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.00	$ 14.10	$ 12.80	$ 11.08	$ 9.97	$ 8.87
Total Return (%)[d]	(9.73)g,i**	30.74[g]	22.68[g]	17.79	12.87	19.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	12	11	9	7	3
Ratio of expenses before reductions (%)	2.30*	2.23	2.26	2.08	2.11	2.08
Ratio of expenses after expense reductions (%)	2.16*	2.14	2.14	2.08	2.11	2.08
Ratio of net investment income (loss) (%)	1.98c*	.30	.53[h]	.83	(.13)	.37
Portfolio turnover rate (%)	76**	119	140[f]	122[f]	138	160
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.13 per share and 1.16% of average daily net assets, respectively.
[d] Total return does not reflect the effect of any sales charges.
[e] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[g] Total return would have been lower had certain expenses not been reduced.
[h] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.
[i] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (9.88%).
* Annualized ** Not annualized *** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.11	$ 12.79	$ 11.08	$ 9.97	$ 8.86	$ 7.42
Income (loss) from investment operations: Net investment income (loss)[b]	.11[c]	.05	.06[h]	.07[e]	(.01)	.03
Net realized and unrealized gain (loss)	(1.37)	3.38	2.45	1.69	1.16	1.41
Total from investment operations	(1.26)	3.43	2.51	1.76	1.15	1.44
Less distributions from: Net investment income	—	(.32)	—	(.30)	(.04)	—
Net realized gains	(2.84)	(1.79)	(.80)	(.35)	—	—
Total distributions	(2.84)	(2.11)	(.80)	(.65)	(.04)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.01	$ 14.11	$ 12.79	$ 11.08	$ 9.97	$ 8.86
Total Return (%)[d]	(9.66)g,i**	30.78[g]	22.59	17.79	13.00	19.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	18	16	16	13	5
Ratio of expenses before expense reductions (%)	2.23*	2.18	2.18	2.08	2.11	2.08
Ratio of expenses after expense reductions (%)	2.09*	2.10	2.18	2.08	2.11	2.08
Ratio of net investment income (loss) (%)	2.05c*	.34	.49[h]	.83	(.13)	.37
Portfolio turnover rate (%)	76**	119	140[d]	122[f]	138	160
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.13 per share and 1.16% of average daily net assets, respectively.
[d] Total return does not reflect the effect of any sales charges.
[e] Net investment income per share includes non-recurring dividend income amounting to $.05 per share.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[g] Total return would have been lower had certain expenses not been reduced.
[h] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.
[i] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (9.81%).
* Annualized ** Not annualized *** Amount is less than $.005.

Class R Years Ended October 31,	2008[a]	2007	2006[b]	2005[b]	2004[b]	2003[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 14.19	$ 12.86	$ 11.07	$ 9.86	$ 8.77	$ 7.51
Income (loss) from investment operations: Net investment income (loss)[d]	.14[e]	.13	.13[i]	.11[f]	.04	.02
Net realized and unrealized gain (loss)	(1.38)	3.39	2.46	1.70	1.14	1.24
Total from investment operations	(1.24)	3.52	2.59	1.81	1.18	1.26
Less distributions from: Net investment income	(.03)	(.40)	—	(.41)	(.09)	—
Net realized gains	(2.84)	(1.79)	(.80)	(.19)	—	—
Total distributions	(2.87)	(2.19)	(.80)	(.60)	(.09)	—
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 10.08	$ 14.19	$ 12.86	$ 11.07	$ 9.86	$ 8.77
Total Return (%)	(9.50)h,j**	31.66[h]	23.36[h]	18.45	13.47	16.78**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	3	2.4		.01
Ratio of expenses before expense reductions (%)	1.72*	1.52	1.70	1.55	1.61	1.58*
Ratio of expenses after expense reductions (%)	1.58*	1.44	1.63	1.55	1.61	1.58*
Ratio of net investment income (%)	2.56e*	1.00	1.04[i]	1.36	.37	.89*
Portfolio turnover rate (%)	76**	119	140[g]	122[g]	138	160
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Per share data have been restated to reflect the effects of a 1.82569632 for 1 stock split effective November 11, 2005.
[c] For the period from July 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.
[d] Based on average shares outstanding during the period.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.13 per share and 1.16% of average daily net assets, respectively.
[f] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.
[g] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[h] Total return would have been lower had certain expenses not been reduced.
[i] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.
[j] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (9.65%).
* Annualized ** Not annualized *** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006[b]	2005[b,c]
Selected Per Share Data
Net asset value, beginning of period	$ 14.25	$ 12.90	$ 11.07	$ 11.05
Income (loss) from investment operations: Net investment income (loss)[d]	.17[e]	.19	.19[i]	.11[f]
Net realized and unrealized gain (loss)	(1.38)	3.41	2.44	.44
Total from investment operations	(1.21)	3.60	2.63	.55
Less distributions from: Net investment income	(.12)	(.46)	—	(.34)
Net realized gains	(2.84)	(1.79)	(.80)	(.19)
Total distributions	(2.96)	(2.25)	(.80)	(.53)
Redemption fees***	.00	.00	.00	.00
Net asset value, end of period	$ 10.08	$ 14.25	$ 12.90	$ 11.07
Total Return (%)[g]	(9.23)j**	32.29	23.77	5.15**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	58	41	5
Ratio of expenses before expense reductions (%)	1.28*	1.22	1.31	1.33*
Ratio of expenses after expense reductions (%)	.97*	.98	1.18	1.28*
Ratio of net investment income (%)	3.17e*	1.46	1.49[i]	1.47*
Portfolio turnover rate (%)	76**	119	140[h]	122[h]
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Per share data have been restated to reflect the effects of a 1.81850854 for 1 stock split effective November 11, 2005.
[c] For the period from February 28, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[d] Based on average shares outstanding during the period.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.13 per share and 1.16% of average daily net assets, respectively.
[f] Net investment income per share includes non-recurring dividend income amounting to $.03 per share.
[g] Total return would have been lower had certain expenses not been reduced.
[h] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[i] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.
[j] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (9.38%).
* Annualized ** Not annualized *** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008[a]	2007	2006[b]	2005[b]	2004[b]	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.26	$ 12.92	$ 11.07	$ 9.90	$ 8.81	$ 7.34
Income (loss) from investment operations: Net investment income (loss)[c]	.17[d]	.19	.20[h]	.18[f]	.08	.10
Net realized and unrealized gain (loss)	(1.37)	3.41	2.45	1.69	1.14	1.41
Total from investment operations	(1.20)	3.60	2.65	1.87	1.22	1.51
Less distributions from: Net investment income	(.13)	(.47)	—	(.51)	(.13)	(.04)
Net realized gains	(2.84)	(1.79)	(.80)	(.19)	—	—
Total distributions	(2.97)	(2.26)	(.80)	(.70)	(.13)	(.04)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 10.09	$ 14.26	$ 12.92	$ 11.07	$ 9.90	$ 8.81
Total Return (%)	(9.16)e,i**	32.27[e]	23.96[e]	19.06	13.97	20.61[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	98	119	98	96	94
Ratio of expenses before expense reductions (%)	1.10*	1.04	1.13	1.08	1.10	1.08
Ratio of expenses after expense reductions (%)	.92*	.93	1.10	1.08	1.10	1.08
Ratio of net investment income (%)	3.22d*	1.51	1.57[h]	1.83	.88	1.37
Portfolio turnover rate (%)	76**	119	140[g]	122[g]	138	160
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Per share data have been restated to reflect the effects of a 1.81761006 for 1 stock split effective November 11, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.13 per share and 1.16% of average daily net assets, respectively.
[f] Net investment income per share includes non-recurring dividend income amounting to $.04 per share.
[g] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
[h] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.02 per share and 0.17% of average daily net assets, respectively.
[i] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (9.31%).
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS International Select Equity Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, forward foreign currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $188,111,236 and $198,299,355, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.700%
Next $1.75 billion of such net assets	.685%
Next $1.75 billion of such net assets	.670%
Over $5.0 billion of such net assets	.655%

For Class R shares, for the period from October 1, 2007 through September 30, 2008, the Advisor and the Administrator have contractually agreed to waive their fees or reimburse expenses of the class of the Fund, (excluding certain expenses, such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 1.84%.

In addition, the period from November 1, 2007 (from October 1, 2007 for Class S and Institutional Class shares) through April 30, 2008, the Advisor and the Administrator had voluntarily agreed to waive their fees or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of the classes of the Fund as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Class R	1.75%
Class S	.97%
Institutional Class	.92%

These voluntary waivers or reimbursements may be terminated at any time at the option of the Advisor.

Accordingly, for the six months ended April 30, 2008, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $175,278 and the amount charged aggregated $705,494 which was equivalent to an annualized effective rate of 0.56% of the Fund's average daily net assets.

For the six months ended April 30, 2008, the Advisor reimbursed the Fund $23,059 and $6,557 of services to shareholders from non-affiliated entities for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2008, the Advisor received an Administration Fee of $125,835, of which $19,780 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2008
Class A	$ 75,227	$ —	$ 35,476
Class B	9,877	—	5,568
Class C	11,212	—	5,758
Class R	471	—	330
Class S	18,717	18,717	—
Institutional Class	9,751	9,751	—
	$ 125,255	$ 28,468	$ 47,132

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of each of Class B and C shares of the Fund, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class B	$ 38,283	$ 6,092
Class C	61,658	9,887
Class R	615	102
	$ 100,556	$ 16,081

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 103,108	$ 33,634.23%
Class B	12,718	3,589.25%
Class C	20,499	5,537.25%
Class R	6	6.00%
	$ 136,331	$ 42,766

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2008 aggregated $5,230.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2008, the CDSC for Class B and C shares aggregated $894 and $8,448, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,044, of which $438 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $1,262 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,342,548	$ 14,438,799	2,021,087	$ 26,227,074
Class B	154,286	1,626,637	111,141	1,402,746
Class C	303,336	3,326,493	270,599	3,423,960
Class R	13,769	142,614	28,035	359,903
Class S	2,674,737	27,344,788	2,186,476	27,827,876
Institutional Class	1,428,193	15,274,472	1,980,451	25,263,169
		$ 62,153,803		$ 84,504,728
Shares issued to shareholders in reinvestment of distributions
Class A	1,774,301	$ 19,038,250	1,087,444	$ 12,733,975
Class B	193,177	2,005,173	130,840	1,496,815
Class C	289,633	3,009,292	183,058	2,094,183
Class R	10,747	112,305	6,151	70,305
Class S	645,827	6,732,289	387,036	4,432,695
Institutional Class	1,927,323	20,101,981	1,492,933	17,108,035
		$ 50,999,290		$ 37,936,008
Shares redeemed
Class A	(1,487,032)	$ (16,081,473)	(2,247,823)	$ (29,259,441)
Class B	(157,849)	(1,640,163)	(238,015)	(2,951,871)
Class C	(269,053)	(2,752,747)	(385,805)	(4,820,620)
Class R	(11,840)	(114,919)	(229,201)	(2,986,622)
Class S	(2,829,971)	(27,800,508)	(1,689,508)	(20,910,043)
Institutional Class	(1,617,655)	(16,294,439)	(5,808,117)	(70,415,126)
		$ (64,684,249)		$ (131,343,723)
Redemption fees		$ 1,700		$ 5,390
Net increase (decrease)
Class A	1,629,817	$ 17,396,143	860,708	$ 9,702,636
Class B	189,614	1,991,651	3,966	(52,302)
Class C	323,916	3,583,038	67,852	697,529
Class R	12,676	140,004	(195,015)	(2,556,414)
Class S	490,593	6,277,346	884,004	11,353,446
Institutional Class	1,737,861	19,082,362	(2,334,733)	(28,042,492)
		$ 48,470,544		$ (8,897,597)

F. Payments Made by Affiliates

During the six months ended April 30, 2008, the Advisor reimbursed the Fund $382,474 for losses incurred on trades executed incorrectly.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For shareholders of Classes A, B, C, S and Institutional Class
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBIBX	DBICX	DBIVX	MGINX
CUSIP Number	23339E 400	23339E 509	23339E 608	23339E	23339E 103
Fund Number	499	699	799	2399	559
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	DBITX
CUSIP Number	23339E 806
Fund Number	1501

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Select Equity Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Select Equity Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008